                                                                     Exhibit 2.3

DEAN HELLER                                     Entity #
Secretary of state                              E0009882005-2
204 North Carson Street, Suite 1
Carson City, Nevada 89701.4299                  Document Number
(773) 884 5708                                  20060022704-13
website: secretaryofstate.blz
                                                Date Filed:
                                                1/17/2006 1:14:21 PM
-----------------------------------             In the office of
     Articles of Merger
  (PURSUANT TO NRS 92A.200)                     /s/ Dean Heller
           Page 1                               Dean Heller
-----------------------------------             Secretary of State

                                   ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1)   Name and  Jurisdiction  of  organization  of each  constituent  entity (NRS
     92A.200).  If there are more than four merging entitles,  check box |_| and
     attach an 8 1/2" x 1l" blank sheet containing the required  Information for each additional entity.

     Northern Way Resources Inc.
     ---------------------------------------------------------------------------
     Name of merging entity

     Nevada
     -------------------------------------        ------------------------------
     Jurisdiction                                 Entity Type

     ---------------------------------------------------------------------------
     Name of merging entity

     -------------------------------------        ------------------------------
     Jurisdiction                                 Entity Type

     ---------------------------------------------------------------------------
     Name of merging entity

     -------------------------------------        ------------------------------
     Jurisdiction                                 Entity Type

     ---------------------------------------------------------------------------
     Name of merging entity

     -------------------------------------        ------------------------------
     Jurisdiction                                 Entity Type

     Northern Way Resources,  Inc (to be renamed Neurotech  Pharmaceuticals Inc.
     upon closing)
     ---------------------------------------------------------------------------
     Name of surviving entity

     Delaware
     -------------------------------------        ------------------------------
     Jurisdiction                                 Entity Type

*Corporation,  non-profit  corporation,  limited partnership,  limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of state
204 North Carson Street, Suite 1
Carson City, Nevada 89701.4299
(773) 884 5708
website: secretaryofstate.blz

-----------------------------------
     Articles of Merger
  (PURSUANT TO NRS 92A.200)

-----------------------------------

                                   ABOVE SPACE IS FOR OFFICE USE ONLY

2)   Forwarding  address where copies of process may be sent by the Secretary of
     State of Nevada (If a foreign  entity is the  survivor  in the merger - NRS
     92A.1 90):

                        -------------------------------------
              Attn:     Kyleen Cane, Esq.
                        -------------------------------------

                        -------------------------------------
              c/o       Cane Clark LLP
                        3273 E. Warm Springs Road
                        Las Vegas, NV 89120
                        -------------------------------------

3)   (Choose one)

     |X| The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     |_| The  undersigned  declares  that a plan of merger  has  adopted  by the parent domestic entity (NRS 92A.200)

4)   Owner's  approval  (NRS  92A.200)  (options  a, b, or c must  be  used,  as applicable, for each entity) (If there are more than four merging entities,
     check  box  |_| and  attach  an 8 1/2" x 11"  blank  sheet  containing  the required information for each additional entity):

     (a) Owner's approval was not required from

          Northern Way Resources, Inc., A Nevada Corporation
          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          And, or;

          Northern Way Resources, Inc. (to be renamed Neurotech Pharmaceuticals,
          Inc. upon closing)
          ----------------------------------------------------------------------
          Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of state
204 North Carson Street, Suite 1
Carson City, Nevada 89701.4299
(773) 884 5708
website: secretaryofstate.blz

-----------------------------------
     Articles of Merger
  (PURSUANT TO NRS 92A.200)

-----------------------------------

                                   ABOVE SPACE IS FOR OFFICE USE ONLY

     (b) The plan was approved by the required consent of the owners of*:

         -----------------------------------------------------------------------
         Name of merging entity, if applicable

         -----------------------------------------------------------------------
         Name of merging entity, if applicable

         -----------------------------------------------------------------------
         Name of merging entity, if applicable

         -----------------------------------------------------------------------
         Name of merging entity, if applicable

         And, or;

         -----------------------------------------------------------------------
         Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing  instrument of a  business  trust,  a  merger  must  be  approved  by all the  trustees  and beneficial  owners of each business  trust that is a  constituent  entity in the merger.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of state
204 North Carson Street, Suite 1
Carson City, Nevada 89701.4299
(773) 884 5708
website: secretaryofstate.blz

-----------------------------------
     Articles of Merger
  (PURSUANT TO NRS 92A.200)

-----------------------------------

                                   ABOVE SPACE IS FOR OFFICE USE ONLY

     (c)  Approval  of plan of merger for  Nevada  non-profit  corporation  (NRS
          92A.160):

          The  plan  of  merger  has  been  approved  by  the  directors  of the corporation  and by each public officer or other person whose approval of the plan of merger is required by the articles of  incorporation of the domestic corporation.

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

And, or;

          ----------------------------------------------------------------------
          Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of state
204 North Carson Street, Suite 1
Carson City, Nevada 89701.4299
(773) 884 5708
website: secretaryofstate.blz

-----------------------------------
     Articles of Merger
  (PURSUANT TO NRS 92A.200)

-----------------------------------

                                   ABOVE SPACE IS FOR OFFICE USE ONLY

5)   Amendments,  if any, to the articles or certificate of the article numbers, if available. Provide article numbers, if available. (NRS 92A.200)*:

6)   Location of Plan of Merger (check a or b):

          |_| (a) The entire plan of merger is attached;

        or

          |X| (b) The entire plan of merger is on file at the registered  office
              of  the  surviving  corporation,   limited-liability   company  or
              business  trust,  or at the  records  office  address if a limited partnership,  or other place of business of the  surviving  entity
              (NRS 92A.200)

7) Effective date (optional)**:

*Amended and restated  articles may be attached as an exhibit or integrated into the  articles  of  merger.  Please  entitle  them  "Restated"  or  "Amended  and
Restated,"  accordingly.  The form to accompany restated articles  prescribed by the secretary of state must  accompany  the amended  and/or  restated  articles.
Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning
90% or more of subsidiary), the articles of merger may not contain amendments to the  constituent  documents of the surviving  entity except that the name of the surviving entity may be changed.

..* A merger takes effect upon filing the articles of merger or upon a later date as  specified  in the  articles,  which  must not be more than 90 days after the articles are flied (NRS  92A,240).  This form must be accompanied by appropriate foes.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of state
204 North Carson Street, Suite 1
Carson City, Nevada 89701.4299
(773) 884 5708
website: secretaryofstate.blz

-----------------------------------
     Articles of Merger
  (PURSUANT TO NRS 92A.200)

-----------------------------------

                                   ABOVE SPACE IS FOR OFFICE USE ONLY

8)   Signatures - Must be signed by: An officer of each Nevada corporation;  All general partners of each Nevada limited  partnership;  All general partners
     of  each   Nevada   limited   partnership;   A  manager   of  each   Nevada
     limited-liability  company with managers or all the members of there are no managers; A transfer of each Nevada business trust (NRS92A.230)*

     (If there are more than four merging  entities,  check box |_| and attached
     an 8 1/2" x 11" blank sheet  containing the required  information  for each additional entity.):

     Northern Way Resources, Inc., A Nevada Corporation
     ---------------------------------------------------------------------------
     Name of merging entity

     /s/ Keith Andrews               President                   1/12/2006
     ------------------------------  -------------------------   ---------------
     Signature                       Title                       Date

     ---------------------------------------------------------------------------
     Name of merging entity

     ------------------------------  -------------------------   ---------------
     Signature                       Title                       Date

     ---------------------------------------------------------------------------
     Name of merging entity

     ------------------------------  -------------------------   ---------------
     Signature                       Title                       Date

     ---------------------------------------------------------------------------
     Name of merging entity

     ------------------------------  -------------------------   ---------------
     Signature                       Title                       Date

     Northern Way Resources, Inc. (to be renamed Neurotech Pharmaceuticals, Inc.
     upon closing)
     ---------------------------------------------------------------------------
     Name of surviving entity

     /s/ Keith Andrews               President                   1/12/2006
     ------------------------------  -------------------------   ---------------
     Signature                       Title                       Date

*The articles of merger must be singed by each foreign constituent entity in the manner provided by law governing it (NRS 92A.230).  Additional  signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.